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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): November 4, 2004

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                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-27907                       77-0461990
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

         120 West 45th Street, 35th Floor                   10036
                New York, New York                        (Zip Code)
     (Address of principal executive offices)

                                 (212) 703-5900
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

     On November 4, 2004, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the third quarter ended September 30, 2004. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fourth quarter ending December 31, 2004 and for the fiscal year ending December 31, 2004. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

       EXHIBIT        DESCRIPTION
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       99.1           Press Release of NetRatings, Inc., dated November 4, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETRATINGS, INC.

Date:  November 4, 2004                      By: /s/ William Pulver
                                                 -------------------------------
                                                  William Pulver
                                                  President and
                                                  Chief Executive Officer

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                                 EXHIBIT INDEX
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EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated August 3, 2004.

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